Exhibit 10.37

BIONANO GENOMICS, INC.

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This First Amendment (this “Amendment”) to that certain Note Purchase Agreement, dated as of February 9, 2018 (the “Purchase Agreement”), by and among BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), and the persons and entities named on the Schedule of Investors attached thereto (the “Investors”), is made and entered into as of April 2, 2018 by and among the Company and the Investors listed on the signature pages to this Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Purchase Agreement;

WHEREAS, Section 10(g) of the Purchase Agreement provides that no amendment of any provision of the Purchase Agreement shall be effective unless in writing and approved by (i) the Company and (ii) the Investors holding at least 60% of the then-outstanding and unpaid principal and interest under all Notes (the “Requisite Investors”); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained in this Amendment and in the Purchase Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

1. Recitals. The reference to $15,960,000 in the paragraph located under the heading “Recitals” in the Purchase Agreement shall be replaced with $18,372,132.

2. Section 1(a). The reference to “each Additional Closing” in Section 1(a) of the Purchase Agreement shall be replaced with “the Additional Closing.”

3. Section 1(b) of the Purchase Agreement. Section 1(b) of the Purchase Agreement is hereby amended and restated as follows:

“(b) Additional Closing. If the aggregate principal amount of the Notes purchased at the First Closing is less than $18,372,132, then at any time on or before the earlier of the consummation of a Qualified Financing (as defined in the Notes), the filing of a public registration statement with respect to an IPO (as defined in the Notes), Liquidation Event or Deemed Liquidation Event (each as defined in the Notes), or July 31, 2018 (the “Outside Date”), or such later date as is approved by the Investors holding at least 60% of the then-outstanding and unpaid principal and interest under all Notes (the “Requisite Investors”), the Company may sell up to the balance of the authorized Notes not sold at the First Closing in one additional closing (the “Additional Closing” and each of the First Closing and the Additional Closing, a “Closing”) to Chengdu Berry Genomics Technology Co., Ltd. or its Affiliate (“Berry”), up to the amount set forth on EXHIBIT C attached hereto. In addition to the other closing conditions set forth in this Agreement, the Additional Closing with Berry shall be subject to (i) Berry’s receipt of internal approval and authorization for the transactions contemplated under the Purchase Agreement, (ii) Berry’s receipt of any and all approvals or notices of record filing from the Ministry of Commerce, State Administration of Foreign Exchange and the National Development and Reform Commission of China, relating to the transactions contemplated under the Purchase Agreement, and (iii) no material adverse effect relating to the Company’s business, properties, assets, or operations, taken as a whole, existing at the time of the Additional Closing with Berry. Upon signing a counterpart signature page to this Agreement and its purchase of a Note at the Additional Closing, Berry shall become a party to this Agreement and shall be deemed to be an “Investor” for all purposes under this Agreement, and the Schedule of Investors attached hereto shall be amended to reflect the amount Berry has agreed to lend the Company in the column entitled “Additional Closing Loan Amount” (such amount and the First Closing Investors’ “First Closing Loan Amount,” a “Loan Amount”). The loan made at the Additional Closing shall be made on the terms and conditions set forth in this Agreement, and the representations and warranties of the Company set forth in Section 3 hereof and the representations and warranties of the Investors set forth in Section 4 hereof shall speak as of the date of the Additional Closing. Any Note issued pursuant to this Section 1(b) shall be deemed to be a “Note” for all purposes under this Agreement. On the Additional Closing Date (as defined below), Berry shall lend to the Company at the Additional Closing the amount set forth opposite its name under the column entitled “Additional Closing Loan Amount” on the Schedule of Investors attached hereto (as may be amended as described above) against the issuance and delivery by the Company of a Note for such Loan Amount.”

4. Section 2(a) of the Purchase Agreement. The second sentence of Section 2(a) of the Purchase Agreement is hereby amended and restated as follows:

“(a) Closing Dates. The Additional Closing shall be held at any time on or before the Outside Date as the Company and Berry shall agree (such date, the “Additional Closing Date”).”

5. Section 10(m) of the Purchase Agreement. A new section 10(m) shall be inserted following Section 10(l) of the Purchase Agreement, which shall read as follows:

“(m) Waiver of Conflicts. Each party to this Agreement acknowledges that Cooley LLP (“Cooley”), outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Investors or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Investors or their affiliates in matters of a similar nature to the Financing. The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent. Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company. The Company and each Investor hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not any Investor or any stockholder, director or employee of the Company or any Investor; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.”

6. List of Exhibits and Exhibit Pages. The reference to “each Additional Closing” under the headings “List of Exhibits” and “Exhibit B-2” in the Purchase Agreement shall be replaced with “the Additional Closing.”

7. Exhibit C to the Purchase Agreement. Exhibit C to the Purchase Agreement is hereby amended and restated in the form attached to this Amendment as Exhibit C.

8. Effect of Amendment. Except as expressly modified by this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.

9. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Signatures delivered by facsimile or electronic transmission shall have the same effect as originals.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

BIONANO GENOMICS, INC.

By:	/s/ Erik Holmlin

Name: Erik Holmlin
Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

LC HEALTHCARE FUND I, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title: Managing Director

IN WITNESS WHEREOF, the undersigned has executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

ROSY SHINE LIMITED

By:	/s/ Hao Ouyang
Name: Hao Ouyang
Title: Director

IN WITNESS WHEREOF, the undersigned has executed this FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above and shall become a party to the Purchase Agreement and that certain Subordination Agreement, dated as of February 9, 2018, by and among Western Alliance Bank and the Creditors named therein (the “Subordination Agreement”).

The representations and warranties contained in Section 4 of the Purchase Agreement shall be true and correct as to the undersigned as of the date of the Additional Closing with the undersigned.

In connection with the Additional Closing to with the undersigned, the undersigned agrees to lend to the Company the principal amount set forth below (the “Loan Amount”) against issuance by the Company of a Note, in the form attached to the Purchase Agreement as Exhibit B-2, evidencing such Loan Amount. Upon the payment of the Loan Amount to the Company, the undersigned shall become (i) an “Investor” for all purposes under the Purchase Agreement and (ii) a “Creditor” for all purposes under the Subordination Agreement. Receipt of the Note by the undersigned shall constitute acceptance of and agreement to all of the terms and conditions contained in the Note.

INVESTOR:

CHENGDU BERRY GENOMICS TECHNOLOGY CO., LTD

By:	/s/ Daixing Zhou
Name: Daixing Zhou
Title: Chief Executive Officer

EXHIBIT C

LIST OF APPROVED ADDITIONAL INVESTORS

Investor	Maximum Approved Participation Amount
Chengdu Berry Genomics Technology Co., LTD	$5,000,000